Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Commitments and Contingencies, Policy
Loss Contingencies
We accrue estimated liabilities for loss contingencies arising from claims, assessments, litigation and other sources when it is probable that a liability has been incurred and the amount of the claim assessment or damages can be reasonably estimated. We believe that we have sufficient accruals to cover any obligations resulting from claims, assessments or litigation that have met these criteria.

Principles of Consolidation, Policy
Principles of Consolidation
The accompanying consolidated financial statements include the accounts of Outerwall Inc. and our wholly-owned subsidiaries. Investments in companies of which we may have significant influence, but not a controlling interest, are accounted for using the equity method of accounting. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates, Policy
Use of Estimates in Financial Reporting
We prepare our financial statements in conformity with accounting principles generally accepted in the U.S. which requires management to make estimates and assumptions that affect the reported amounts in our consolidated financial statements and our notes thereto. The most significant estimates and assumptions include the:

•	useful lives and salvage values of our content library;

•	determination of goodwill impairment;

•	lives and recoverability of equipment and other long-lived assets;

•	recognition and measurement of current and long-term deferred income taxes (including the measurement of uncertain tax positions); and

•	loss contingencies.
It is reasonably possible that the estimates we make may change in the future and could have a material effect on our financial statements.

Cash and Cash Equivalents, Policy
Cash and Cash Equivalents
We consider all highly liquid investments with an original maturity of three months or less to be cash equivalents. Our cash and cash equivalents were $242.7 million and $371.4 million at December 31, 2014, and December 31, 2013, respectively. Of this total, cash equivalents were $0.9 million and $65.8 million, respectively, and consisted of money market demand accounts and investment grade fixed income securities such as money market funds, certificate of deposits, and commercial paper. Our cash balances with financial institutions may exceed the deposit insurance limits.
Included in our cash and cash equivalents at December 31, 2014, and December 31, 2013, were $81.7 million and $85.5 million, respectively that we identified for settling our accrued payable to our retailer partners in relation to our Coinstar kiosks.
Separately included in our cash and cash equivalents at December 31, 2014, and December 31, 2013, were $66.5 million and $199.0 million, respectively in cash and cash equivalents held in financial institutions domestically and $11.6 million and $15.2 million, respectively in cash and cash equivalents held in foreign financial institutions.

Accounts Receivables, Policy
Accounts Receivable
Accounts receivable represents receivables, net of allowances for doubtful accounts. The allowance for doubtful accounts reflects our best estimate of probable losses inherent in the accounts receivable balance. We determine the allowance based on historical experience and other currently available information. When a specific account is deemed uncollectible, the account is written off against the allowance. Amounts expensed for uncollectible accounts and amounts charged against the allowance were immaterial in all periods presented.

Content Library
Content Library
Content library consists of movies and video games available for rent or purchase. We obtain our movie and video game content primarily through revenue sharing agreements and license agreements with studios and game publishers, as well as through distributors and other suppliers. The cost of content mainly includes the cost of the movies and video games, labor, overhead, freight, and studio revenue sharing expenses. The content purchases are capitalized and amortized to their estimated salvage value as a component of direct operating expenses over the usage period. For purchased content that we expect to sell at the end of its useful life, we determine an estimated salvage value. Content salvage values are estimated based on the amounts that we have historically recovered on disposal. For licensed content that we do not expect to sell, no salvage value is provided. The useful lives and salvage value of our content library are periodically reviewed and evaluated. Amortization charges are derived utilizing rental curves based on historical performance of movies and games over their useful lives and recorded on an accelerated basis, reflecting higher rentals of movies and video games in the first few weeks after release, and substantially all of the amortization expense is recognized within one year of purchase.
In the second quarter of 2013, we completed a review of its content library amortization methodology and updated the methodology in order to add greater precision to product cost amortization. The previous method recognized accelerated amortization of content library costs at a rate faster than the decline in the content library's value due to the recognition of charges in addition to the normal rental curve amortization whenever individual discs were removed from kiosks, a process we define as "thinning". The Company's most recent analysis has shown that its amortization curves can reasonably capture the effect of thinning and therefore eliminates the need for additional charges at the time of thinning and provides a better correlation of costs to revenue. The modified approach to amortizing the cost of the content library is based on updated rental curves, which incorporate thinning estimates, and provides a more systematic method for recognizing the costs of movie and game titles. The Company anticipates that this new method will better align the recognition of costs with the related revenue.
The Company believes that the change in its content library amortization methodology, made on a prospective basis, is a change in accounting estimate that is effected by a change in accounting principle. The Company believes that the modified content library amortization methodology is preferable because it better reflects the pattern of consumption of the expected benefits of the content library. A copy of our auditor's preferability letter is filed as an exhibit to our 10-Q for the period ended June 30, 2013.
The effect of this change resulted in a reduction of product costs, as reported in direct operating expenses, of approximately $21.7 million in the second quarter of 2013, with those costs shifted to primarily the third and fourth quarters and some into 2014. The change resulted in a corresponding increase to the balance of our content library. In addition, the change in amortization methodology shifted product costs on titles purchased during the second half of 2013 into 2014 as amortization is less accelerated than under the prior method. Under the modified amortization methodology we continue to recognize substantially all of the amortization expense within one year of purchase. For year ended December 31, 2013, the change resulted in a total pretax benefit of $31.8 million or $1.17 per basic share and $1.12 per diluted share.

Property, Plant and Equipment, Policy
Property and Equipment
Property and equipment are stated at cost, net of accumulated depreciation. Expenditures that extend the life, increase the capacity, or improve the efficiency of property and equipment are capitalized, while expenditures for repairs and maintenance are expensed as incurred. Depreciation is recognized using the straight-line method over the following approximate useful lives:

Useful Life
Coin-counting kiosks and components	2 - 10 years
Redbox kiosks and components	3 - 5 years
ecoATM kiosk and components	5 years
Computers and software	3 - 5 years
Office furniture and equipment	5 - 7 years
Leased vehicles	3 - 6 years
Leasehold improvements (shorter of life of asset or remaining lease term)	1 - 11 years

Internal Use Software, Policy
Internal-Use Software
We capitalize costs incurred to develop or obtain internal-use software during the application development stage. Capitalization of software development costs occurs after the preliminary project stage is complete, management authorizes the project, and it is probable that the project will be completed and the software will be used for the function intended. We expense costs incurred for training, data conversion, and maintenance, as well as spending in the post-implementation stage. A subsequent addition, modification or upgrade to internal-use software is capitalized only to the extent that it enables the software to perform a task it previously could not perform. The internal-use software is included in computers and software under property and equipment in our Consolidated Balance Sheets. We amortize the internal-use software based on the estimated useful life on a straight-line basis.

Intangible Assets, Finite-Lived, Policy
Intangible Assets Subject to Amortization
Our intangible assets subject to amortization are primarily composed of developed technology and retailer relationships acquired in connection with our acquisitions. We used expectations of future cash flows, with appropriate discount rates based on the stage of the enterprise acquired, to estimate the fair value of our intangible assets. We amortize our intangible assets on a straight-line basis over their expected useful lives.

Goodwill and Intangible Assets, Intangible Assets, Indefinite-Lived, Policy
Goodwill
Goodwill represents the excess purchase price of an acquired enterprise or assets over the estimated fair value of identifiable net assets acquired. We assess goodwill for potential impairment at the reporting unit level on an annual basis as of November 30, or whenever an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. We may assess qualitative factors to make this determination, or bypass such a qualitative assessment and proceed directly to testing goodwill for impairment using a two-step process. Qualitative factors we may consider include, but are not limited to, macroeconomic conditions, industry conditions, the competitive environment, changes in the market for our products and services, regulatory and political developments and entity specific factors such as strategies and financial performance. If, after completing such assessment, it is determined more likely than not that the fair value of a reporting unit is less than its carrying value, we proceed to a two-step impairment test, whereby the first step is comparing the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired and the second step of the test is not performed. The second step of the impairment test is performed when the carrying amount of the reporting unit exceeds the fair value, then the implied fair value of the reporting unit goodwill is compared with the carrying amount of that goodwill. If the carrying amount of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss shall be recognized in an amount equal to the excess. For additional information see Note 4: Goodwill and Other Intangible Assets.

Impairment or Disposal of Long-Lived Assets, Policy
Lives and Recoverability of Equipment and Other Long-Lived Assets
We evaluate the estimated remaining life and recoverability of equipment and other assets, including intangible assets subject to amortization, whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Factors that would indicate potential impairment include, but are not limited to, significant decreases in the market value of the long-lived asset(s), a significant change in the long-lived asset’s use or physical condition, and operating or cash flow losses associated with the use of the long-lived asset. When there is an indication of impairment, we prepare an estimate of future undiscounted cash flows expected to result from the use of the asset and its eventual disposition to test recoverability. If the sum of the future undiscounted cash flow is less than the carrying value of the asset, it indicates that the long-lived asset is not recoverable, in which case we will then compare the estimated fair value to its carrying value. If the estimated fair value is less than the carrying value of the asset, we recognize the impairment loss and adjust the carrying amount of the asset to its estimated fair value.
During the fourth quarter of 2013, we discontinued three new venture concepts, RubiTM, Crisp MarketTM and Star StudioTM. During the second quarter of 2013 we discontinued our OrangoTM concept. As a result of the decision to discontinue the four concepts, for each concept we estimated the fair value of assets held utilizing a cash flow approach. For each of the concepts and for certain shared service assets used for the new ventures, as of December 31, 2013, we estimated the fair value of the assets was zero and recorded impairment charges for each concept. See Note 12: Discontinued Operations for additional information.
On January 23, 2015, we made the decision to shut down our Redbox Canada operations as the business was not meeting the Company's performance expectations. On March 31, 2015, we completed the disposal of the Redbox Canada operations. As a result, we updated certain estimates used in the preparation of the financial statements and the remaining value of certain capitalized property and equipment, consisting primarily of installation costs, was amortized over the wind-down period ending March 31, 2015. See Note 12: Discontinued Operations for additional information.

Income Tax, Policy
Income Taxes
Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of our assets and liabilities and operating loss and tax credit carryforwards. We record a valuation allowance to reduce deferred tax assets to the amount expected to more likely than not be realized in our future tax returns. Deferred tax assets and liabilities and operating loss and tax credit carryforwards are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences and operating loss and tax credit carryforwards are expected to be recovered or settled.
We assess our income tax positions and record tax benefits for all years subject to examination based upon management’s evaluation of the facts, circumstances and information available at the reporting date. For those tax positions where it is more likely than not that a tax benefit will be sustained, we have recorded the largest amount of tax benefit with a greater than 50% likelihood of being realized upon ultimate or effective settlement with a taxing authority that has full knowledge of all relevant information. In the event of a tax position where it would not be more likely than not that a tax benefit would be sustained, no tax benefit would be recognized in the financial statements. When applicable, associated interest and penalties have been recognized as a component of income tax expense. See Note 11: Income Taxes From Continuing Operations for additional information.

Tax Collected From Customers And Remitted To Governmental Authorities Policy
Taxes Collected from Customers and Remitted to Governmental Authorities
We account for tax assessed by a governmental authority that is directly imposed on a revenue-producing transaction (i.e., sales, value added) on a net (excluded from revenue) basis.

Convertible Debt Policy
Convertible Debt
In September 2009, we issued $200.0 million aggregate principal amount of 4% Convertible Senior Notes (the “Convertible Notes”). The Convertible Notes were convertible as of December 31, 2013 and the debt conversion feature was classified as temporary equity on our Consolidated Balance Sheets. On September 2, 2014, the Convertible Notes matured. In 2014, we retired or settled upon maturity, a combined 51,148 Convertible Notes for total consideration of $51.1 million in cash and the issuance of 431,760 shares of common stock. The amount by which total consideration exceeded the fair value of the Convertible Notes has been recorded as a reduction of stockholders’ equity. The loss from early extinguishment of the Convertible Notes was approximately $0.3 million and is recorded in interest expense in our Consolidated Statements of Comprehensive Income.

Revenue Recognition, Policy
Revenue Recognition
We recognize revenue when persuasive evidence of a sales arrangement exists, delivery has occurred or services are rendered, the sales price or fee is fixed or determinable and collectibility is reasonably assured as follows:

•
Redbox - Revenue from movie and video game rentals is recognized ratably over the term of a consumer’s rental transaction. Revenue from a direct sale out of the kiosk of previously rented movies or video games is recognized at the time of sale. On rental transactions for which the related movie or video game has not yet been returned to the kiosk at month-end, revenue is recognized with a corresponding receivable recorded in the balance sheet, net of a reserve for potentially uncollectible amounts. We record revenue net of refunds and applicable sales taxes collected from consumers. In the fourth quarter of 2014, Redbox launched Redbox Play Pass, a new loyalty program, where customers can earn points redeemable for movie rentals. As customers accumulate points, we defer the estimated fair value of the points earned as deferred revenue (included within other current accrued liabilities). We deferred $1.5 million as of December 31, 2014.

•
Coinstar - Revenue from a coin-counting transaction, which is collected from either consumers or card issuers (in stored value product transactions), is recognized at the time the consumers’ coins are counted by our coin-counting kiosks. Our revenue represents the fee charged for coin-counting transactions.

•	ecoATM - Revenue is recognized upon the sale and shipment of devices collected at our kiosks to third parties.

•	All Other - Revenue is recognized in our SAMPLEit concept when the service transaction is complete

Fees Paid To Retailers Policy
Fees Paid to Retailers
Fees paid to retailers relate to the amount we pay our retailers for the benefit of placing our kiosks in their stores and their agreement to provide certain services on our behalf to our consumers. The fee is generally calculated as a percentage of each coin-counting transaction or as a percentage of our net movie or video game rental revenue or a fixed fee and is recorded in our Consolidated Statements of Comprehensive Income within Direct operating expenses. The fee arrangements are based on our negotiations and evaluation of certain factors with the retailers such as total revenue, long-term non-cancelable contracts, installation of our kiosks in high traffic and/or urban or rural locations, co-op marketing incentives, or other criteria.

Advertising Costs, Policy
Advertising
Advertising costs, which are included as a component of marketing expenses, are expensed as incurred and totaled $11.1 million, $11.8 million and $11.7 million in 2014, 2013 and 2012, respectively.

Research and Development Expense, Policy	Research and Development Costs incurred for research and development activities are expensed as incurred.
Foreign Currency Transactions and Translations Policy
Foreign Currency Translation
The functional currencies of our international subsidiaries are the British pound Sterling for our subsidiary Coinstar Limited in the United Kingdom, Canadian dollar for Coinstar International and Redbox Canada GP, and the Euro for our Coinstar Ireland Limited subsidiary. We translate assets and liabilities related to these operations to U.S. dollars at the exchange rate in effect at the date of the Consolidated Balance Sheets; we convert revenues and expenses into U.S. dollars using average exchange rates. Transaction gains and losses including on foreign currency intercompany transactions not deemed to be of a long term investment nature are included in Other income (expense), net on our Consolidated Statements of Comprehensive Income, except for those associated with discontinued operations which are included in Loss from discontinued operations, net of tax on our Consolidated Statements of Comprehensive Income. Translation gains and losses, including gains and losses on foreign currency intercompany transactions deemed to be of a long term investment nature, are reported as Accumulated other comprehensive loss in our Consolidated Balance Sheets.

Share-based Compensation, Option and Incentive Plans Policy
Share-Based Payments
We measure and recognize expense for all share-based payment awards granted, including employee stock options and restricted stock awards, based on the estimated fair value of the award on the grant date. We utilize the Black-Scholes-Merton (“BSM”) valuation model for valuing our stock option awards and the determination of the expenses.
The use of the BSM valuation model to estimate the fair value of stock option awards requires us to make judgments on assumptions regarding the risk-free interest rate, expected dividend yield, expected term and expected volatility over the expected term of the award. The assumptions used in calculating the fair value of share-based payment awards represent management’s best estimates at the time they are made, but these estimates involve inherent uncertainties and the determination of expense could be materially different in the future.
We amortize share-based payment expense on a straight-line basis over the vesting period of the individual award with estimated forfeitures considered. Vesting periods are generally four years. Expense for performance based shares is recognized over the vesting period if and when we conclude that it is probable that the performance condition will be achieved. We reassess the probability of vesting at each reporting period for awards with performance conditions and adjust compensation cost based on our probability assessment.
Shares to be issued upon the exercise of stock options will come from newly issued shares. The expense related to restricted stock granted to movie studios as part of license agreements is adjusted based on the number of unvested shares and market price of our common stock each reporting period.
Share-based payment expense is only recognized on awards that ultimately vest. Therefore, we have reduced the share-based payment expense to be recognized over the vesting period for anticipated future forfeitures. Forfeiture estimates are based on historical forfeiture patterns. We review and assess our forfeiture estimates quarterly and update them if necessary. Any changes to accumulated share-based payment expense are recognized in the period of change. If actual forfeitures differ significantly from our estimates, our results of operations could be materially impacted. For additional information see Note 9: Share-Based Payments.

Fair Value of Financial Instruments, Policy
Fair Value of Financial Instruments
The carrying amounts for cash equivalents approximate fair value, which is the amount for which the instrument could be exchanged in a current transaction between willing parties. Available-for-sale securities are marked to fair value on a quarterly basis. The fair value of our revolving line of credit approximates its carrying amount. For additional information see Note 16: Fair Value.

Reclassifications
Reclassifications
During the first quarter of 2015, we discontinued our Redbox Canada operations. We have reclassified the results of Redbox Canada to discontinued operations for all periods presented in our Consolidated Statements of Comprehensive Income. See Note 12: Discontinued Operations for more information.
During 2014, we reclassified certain deferred fees associated with the issuance of our Senior Notes due 2019 from other long-term assets to long-term debt and other long-term liabilities. We have reclassified these amounts for all periods presented in our Consolidated Balance Sheets.
During 2013, we discontinued four new venture concepts, Rubi, Crisp Market, Orango, and Star Studio. We have reclassified the results of operations of these four ventures to discontinued operations for all periods presented in our Consolidated Statements of Comprehensive Income. See Note 12: Discontinued Operations for more information.
The accompanying consolidated financial statements include the accounts of Outerwall Inc. and our wholly-owned subsidiaries. Investments in companies of which we may have significant influence, but not a controlling interest, are accounted for using the equity method of accounting. All significant intercompany balances and transactions have been eliminated in consolidation.
Revision of Previously Issued Financial Statements
During the second quarter of 2014, we identified adjustments to prior periods related to purchases of property and equipment included in ending accounts payable which impact the amounts presented as cash paid for purchases of property and equipment in the investing activities section of our consolidated statements of cash flows, the change in accounts payable within the operating activities section of the cash flow statement and the supplemental non-cash investing and financing activities disclosure of purchases of property and equipment included in ending accounts payable. We concluded that the error was not material to any of our prior period financial statements under the guidance of SEC Staff Accounting Bulletin (“SAB”) No. 99, Materiality. We applied the guidance of SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in the Current Year Financial Statements, and revised the prior period financial statements presented.
The impact of the immaterial error on our prior period Consolidated Statements of Cash Flows is presented in the following table:

	2013			2012
Dollars in thousands	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised
Cash flows from changes in operating assets and liabilities:
Accounts payable	$(2,252)	$3,743	$1,491	$58,248	$1,856	$60,104
Net cash flows from operating activities	$324,091	$3,743	$327,834	$463,906	$1,856	$465,762
Investing Activities:
Purchases of property and equipment	$(157,669)	$(3,743)	$(161,412)	$(208,054)	$(1,856)	$(209,910)
Net cash flows from investing activities	$(393,448)	$(3,743)	$(397,191)	$(346,650)	$(1,856)	$(348,506)
Supplemental disclosure of non-cash investing and financing activities:
Purchases of property and equipment included in ending accounts payable	$12,254	$(5,598)	$6,656	$27,562	$(1,856)	$25,706

New Accounting Pronouncements, Policy
Accounting Pronouncements Adopted During the Current Year
In May 2013, the FASB issued ASU No. 2013-05, "Foreign Currency Matters (Topic 830): Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity." This ASU addresses the accounting for the cumulative translation adjustment when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business within a foreign entity. For public entities, the ASU is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013. The amendments should be applied prospectively to derecognition events occurring after the effective date. Prior periods should not be adjusted. Our adoption of ASU No. 2013-05 in the first quarter of 2014 did not have a material impact on our financial position, results of operations or cash flows.
In November 2013, the FASB issued ASU 2013-11, "Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists." This ASU requires an entity to present an unrecognized tax benefit as a reduction of a deferred tax asset for a net operating loss (NOL) carryforward, or similar tax loss or tax credit carryforward, rather than as a liability when:

1.	the uncertain tax position would reduce the NOL or other carryforward under the tax law of the applicable jurisdiction, and

2.	the entity intends to use the deferred tax asset for that purpose.
The ASU changes existing presentation requirements but does not require new recurring disclosures. The ASU is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013 for public entities. Our adoption of ASU No. 2013-11 in the first quarter of 2014 did not have a material impact on our financial position, results of operations or cash flows.
In April 2014, the FASB issued ASU 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360) Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity. ASU 2014-08 changes the requirements for reporting discontinued operations. Under the ASU discontinued operations is defined as either a:

•	Component of an entity, or group of components, that

◦	has been disposed of, meets the criteria to be classified as held-for-sale, or has been abandoned/spun-off; and

◦	represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results, or a

•	Business or nonprofit activity that, on acquisition, meets the criteria to be classified as held-for-sale.
We adopted the provisions of ASU 2014-08 during the first quarter of 2015 and applied the guidance to our Redbox Canada discontinued operations. See Note 12: Discontinued Operations for additional information.
Accounting Pronouncements Not Yet Adopted
In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 requires revenue recognition to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 sets forth a new revenue recognition model that requires identifying the contract, identifying the performance obligations, determining the transaction price, allocating the transaction price to performance obligations and recognizing the revenue upon satisfaction of performance obligations. The amendments in the ASU can be applied either retrospectively to each prior reporting period presented or retrospectively with the cumulative effect of initially applying the update recognized at the date of the initial application along with additional disclosures. We are currently evaluating the impact of ASU 2014-09, including the methods of implementation, which is effective for us in our fiscal year beginning on January 1, 2017.
In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. This ASU describes how an entity’s management should assess whether there are conditions and events that raise substantial doubt about an entity’s ability to continue as a going concern within one year after the date that the financial statements are issued. Management should consider both quantitative and qualitative factors in making its assessment.
If after considering management’s plans, substantial doubt about an entity’s going concern is alleviated, an entity shall disclose information in the footnotes that enables the users of the financial statements to understand the events that raised the going concern and how management’s plan alleviated this concern.
If after considering management’s plans, substantial doubt about an entity’s going concern is not alleviated, the entity shall disclose in the footnotes indicating that a substantial doubt about the entity’s going concern exists within one year of the date of the issued financial statements. Additionally, the entity shall disclose the events that led to this going concern and management’s plans to mitigate them.
We are currently evaluating the impact of ASU 2014-15, which is effective for us in our fiscal year beginning January 1, 2016.